	Exhibit 99.2

	First-Quarter 2016 Detailed Supplemental Information

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,716	8,293	7,262	6,293	29,564	5,121				5,121
Equity in earnings (losses) of affiliates	205	258	223	(31)	655	(149)				(149)
Gain on dispositions	52	52	18	469	591	23				23
Other income	29	57	4	35	125	20				20
Total Revenues and Other Income	8,002	8,660	7,507	6,766	30,935	5,015				5,015

Costs and Expenses
Purchased commodities	3,237	3,230	3,269	2,690	12,426	2,225				2,225
Production and operating expenses	1,802	1,798	1,834	1,582	7,016	1,354				1,354
Selling, general and administrative expenses	159	218	293	283	953	186				186
Exploration expenses	482	549	1,061	2,100	4,192	505				505
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247				2,247
Impairments	16	78	24	2,127	2,245	136				136
Taxes other than income taxes	224	225	206	246	901	180				180
Accretion on discounted liabilities	121	122	122	118	483	109				109
Interest and debt expense	202	210	240	268	920	281				281
Foreign currency transaction (gains) losses	(16)	(8)	(72)	21	(75)	16				16
Total Costs and Expenses	8,358	8,751	9,248	11,817	38,174	7,239				7,239
Loss before income taxes	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)				(2,224)
Income tax provision (benefit)	(642)	73	(685)	(1,614)	(2,868)	(768)				(768)
Net Income (Loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)				(1,456)
Less: net income attributable to noncontrolling interests	(14)	(15)	(15)	(13)	(57)	(13)				(13)
Net Income (Loss) Attributable to ConocoPhillips	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)				(1,469)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)				(1.18)
Diluted	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)				(1.18)

Average Common Shares Outstanding (in thousands)
Basic	1,240,791	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557				1,244,557
Diluted	1,245,531	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557				1,244,557

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	225	305	53	(650)	(67)	(52)				(52)

Lower 48	(637)	(460)	(1,320)	(634)	(3,051)	(1,279)				(1,279)

Canada	(218)	(38)	(211)	(799)	(1,266)	(418)				(418)

Europe and North Africa	172	102	(30)	(689)	(445)	(146)				(146)

Asia Pacific and Middle East	572	521	310	(1,342)	61	89				89

Other International	(145)	(315)	(67)	(522)	(1,049)	(32)				(32)

Corporate and Other	(325)	(206)	(476)	(415)	(1,422)	(386)				(386)

Consolidated	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)				(2,224)

EFFECTIVE INCOME TAX RATES

Alaska*	35.2%	36.3%	1.3%	40.3%	105.9%	96.4%				96.4%

Lower 48	36.5%	36.3%	35.4%	39.7%	36.7%	35.8%				35.8%

Canada	27.6%	-343.5%	31.4%	28.0%	17.6%	29.8%				29.8%

Europe and North Africa	-269.7%	64.4%	83.7%	62.6%	192.1%	65.3%				65.3%

Asia Pacific and Middle East	28.6%	34.0%	11.8%	-6.7%	758.7%	90.8%				90.8%

Other International	36.5%	53.2%	37.9%	40.3%	43.5%	24.3%				24.3%

Corporate and Other	23.3%	36.1%	28.9%	78.2%	43.1%	29.1%				29.1%

Consolidated	179.8%	-81.7%	39.3%	32.0%	39.6%	34.5%				34.5%
*Alaska including taxes other than income taxes.	47.0%	49.9%	56.4%	23.1%	98.6%	61.2%				61.2%

1 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	145	195	53	(389)	4	(2)				(2)

Lower 48	(405)	(293)	(852)	(382)	(1,932)	(820)				(820)

Canada	(158)	(166)	(145)	(575)	(1,044)	(294)				(294)

Europe and North Africa	636	36	(5)	(258)	409	(51)				(51)

Asia Pacific and Middle East	395	328	258	(1,444)	(463)	(5)				(5)

Other International	(92)	(147)	(42)	(312)	(593)	(24)				(24)

Corporate and Other	(249)	(132)	(338)	(90)	(809)	(273)				(273)

Consolidated	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)				(1,469)

SPECIAL ITEMS (AFTER-TAX)

Alaska	(1)	-	(10)	(467)	(478)	-				-

Lower 48	(16)	-	(389)	236	(169)	(172)				(172)

Canada	(18)	(106)	(27)	(197)	(348)	-				-

Europe and North Africa	551	(34)	(7)	(275)	235	(60)				(60)

Asia Pacific and Middle East	(1)	-	(44)	(1,503)	(1,548)	-				-

Other International	-	(79)	(1)	(239)	(319)	-				-

Corporate and Other	(21)	(41)	(127)	112	(77)	(58)				(58)

Consolidated	494	(260)	(605)	(2,333)	(2,704)	(290)				(290)

ADJUSTED EARNINGS

Alaska	146	195	63	78	482	(2)				(2)

Lower 48	(389)	(293)	(463)	(618)	(1,763)	(648)				(648)

Canada	(140)	(60)	(118)	(378)	(696)	(294)				(294)

Europe and North Africa	85	70	2	17	174	9				9

Asia Pacific and Middle East	396	328	302	59	1,085	(5)				(5)

Other International	(92)	(68)	(41)	(73)	(274)	(24)				(24)

Corporate and Other	(228)	(91)	(211)	(202)	(732)	(215)				(215)

Consolidated	(222)	81	(466)	(1,117)	(1,724)	(1,179)				(1,179)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	35.2%	36.3%	8.4%	-2.8%	28.7%	96.4%				96.4%

Lower 48	36.5%	36.4%	35.2%	38.8%	37.0%	36.0%				36.0%

Canada	28.0%	22.9%	32.3%	27.7%	28.2%	29.8%				29.8%

Europe and North Africa	55.6%	59.1%	124.4%	655.3%	50.4%	135.4%				135.4%

Asia Pacific and Middle East	28.6%	34.0%	24.3%	55.6%	31.8%	90.8%				90.8%

Other International	36.5%	35.3%	37.5%	37.4%	36.6%	24.3%				24.3%

Corporate and Other	21.9%	34.9%	27.9%	34.9%	29.3%	28.8%				28.8%

Consolidated	17.8%	54.9%	41.3%	36.0%	34.2%	33.6%				33.6%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

2 of 8

			2015					2016
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Restructuring	(1)	-	(10)	(1)	(12)	-				-
Impairments	-	-	-	(412)	(412)	-				-
Pending claims and settlements	-	-	-	(54)	(54)	-				-
Total	(1)	-	(10)	(467)	(478)	-				-

Lower 48
Restructuring	(16)	-	(37)	(8)	(61)	-				-
Impairments	-	-	(154)	(124)	(278)	(172)				(172)
Rig termination	-	-	(246)	-	(246)	-				-
Depreciation volume adjustment	-	-	48	-	48	-				-
Gain (loss) on asset sales	-	-	-	368	368	-				-
Total	(16)	-	(389)	236	(169)	(172)				(172)

Canada
Gain (loss) on asset sales	-	29	-	(104)	(75)	-				-
Impairments	-	-	-	(92)	(92)	-				-
Restructuring	(18)	1	(27)	(1)	(45)	-				-
International tax law changes	-	(136)	-	-	(136)	-				-
Total	(18)	(106)	(27)	(197)	(348)	-				-

Europe and North Africa
Restructuring	(4)	(1)	(7)	(4)	(16)	-				-
Impairments	-	(33)	-	(320)	(353)	(60)				(60)
International tax law changes	555	-	-	-	555	-				-
Gain (loss) on asset sale	-	-	-	49	49	-				-
Total	551	(34)	(7)	(275)	235	(60)				(60)

Asia Pacific and Middle East
Restructuring	(1)	-	(3)	-	(4)	-				-
Impairments	-	-	(41)	(1,503)	(1,544)	-				-
Total	(1)	-	(44)	(1,503)	(1,548)	-				-

Other International
Impairments	-	(107)	-	(291)	(398)	-				-
Tax impact from country exit	-	28	-	-	28	-				-
Restructuring	-	-	(1)	(1)	(2)	-				-
Gain (loss) on asset sales	-	-	-	53	53	-				-
Total	-	(79)	(1)	(239)	(319)	-				-

Corporate and Other
Restructuring	(21)	(10)	(71)	(40)	(142)	-				-
Pension settlement expense	-	(38)	(56)	(49)	(143)	(58)				(58)
International tax law changes	-	7	-	-	7	-				-
Tax benefit on interest expense	-	-	-	209	209	-				-
Pending claims and settlements	-	-	-	(8)	(8)	-				-
Total	(21)	(41)	(127)	112	(77)	(58)				(58)

Total Company	494	(260)	(605)	(2,333)	(2,704)	(290)				(290)

3 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)				(1,456)
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247				2,247
Impairments	16	78	24	2,127	2,245	136				136
Dry hole costs and leasehold impairments	311	402	525	1,827	3,065	360				360
Accretion on discounted liabilities	121	122	122	118	483	109				109
Deferred taxes	(637)	35	(682)	(1,488)	(2,772)	(827)				(827)
Distributions received greater than equity losses
(undistributed equity earnings)	80	(121)	(38)	180	101	252				252
Gain on dispositions	(52)	(52)	(18)	(469)	(591)	(23)				(23)
Other	(133)	(321)	195	580	321	(126)				(126)
Net working capital changes	(55)	(334)	591	(224)	(22)	(251)				(251)
Net Cash Provided by Operating Activities	2,068	1,974	1,934	1,596	7,572	421				421

Cash Flows from Investing Activities
Capital expenditures and investments	(3,332)	(2,407)	(2,174)	(2,137)	(10,050)	(1,821)				(1,821)
Working capital changes associated with investing activities	(198)	(480)	(164)	(126)	(968)	(134)				(134)
Proceeds from asset dispositions	173	121	29	1,629	1,952	135				135
Purchases of short-term investments	-	-	-	-	-	(302)				(302)
Long-term collections from related parties
and other investments	43	300	60	8	411	57				57
Net Cash Used in Investing Activities	(3,314)	(2,466)	(2,249)	(626)	(8,655)	(2,065)				(2,065)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(57)	2,493	(30)	(11)	2,395	4,530				4,530
Issuance of company common stock	(34)	(12)	(23)	(13)	(82)	(42)				(42)
Dividends paid	(910)	(909)	(922)	(923)	(3,664)	(313)				(313)
Other	(18)	(17)	(15)	(28)	(78)	(38)				(38)
Net Cash Provided by (Used in) Financing Activities	(1,019)	1,555	(990)	(975)	(1,429)	4,137				4,137

Effect of Exchange Rate Changes	(133)	86	(95)	(40)	(182)	5				5

Net Change in Cash and Cash Equivalents	(2,398)	1,149	(1,400)	(45)	(2,694)	2,498				2,498
Cash and cash equivalents at beginning of period	5,062	2,664	3,813	2,413	5,062	2,368				2,368
Cash and Cash Equivalents at End of Period	2,664	3,813	2,413	2,368	2,368	4,866				4,866

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	402	379	304	267	1,352	320				320

Lower 48	1,372	882	756	755	3,765	580				580

Canada	455	272	160	368	1,255	254				254

Europe and North Africa	500	367	364	342	1,573	303				303

Asia Pacific and Middle East	488	432	551	341	1,812	306				306

Other International	83	43	12	35	173	41				41

Corporate and Other	32	32	27	29	120	17				17
Total capital expenditures and investments	3,332	2,407	2,174	2,137	10,050	1,821				1,821

4 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,610	1,595	1,554	1,599	1,589	1,578				1,578

Crude Oil (MBD)
Consolidated operations	603	589	558	598	587	605				605
Equity affiliates	19	19	19	16	18	12				12
Total	622	608	577	614	605	617				617
Over (under) lifting of crude oil (MBD)	17	17	32	(13)	13	37				37

NGL (MBD)
Consolidated operations	148	152	148	146	149	139				139
Equity affiliates	7	8	8	7	7	7				7
Total	155	160	156	153	156	146				146

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27				27
Equity affiliates	144	126	145	137	138	139				139
Total	156	138	157	155	151	166				166

Natural Gas (MMCFD)
Consolidated operations	3,498	3,514	3,316	3,362	3,422	3,096				3,096
Equity affiliates	561	622	668	700	638	799				799
Total	4,059	4,136	3,984	4,062	4,060	3,895				3,895

Industry Prices
Crude Oil ($/BBL)
WTI	48.56	57.84	46.37	42.10	48.72	33.27				33.27
WCS	33.86	46.25	33.10	27.61	35.21	19.03				19.03
Brent dated	53.97	61.92	50.26	43.67	52.46	33.89				33.89
JCC ($/BBL)	89.63	55.45	59.63	57.50	65.55	45.97				45.97
Natural Gas ($/MMBTU)
Henry Hub first of month	2.99	2.65	2.77	2.27	2.67	2.09				2.09

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43				31.43
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50				33.50
Total	48.05	58.00	46.41	40.35	48.26	31.47				31.47

NGL ($/BBL)
Consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47				11.47
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45				27.45
Total	19.60	19.62	15.54	16.42	17.79	12.30				12.30

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54				2.54
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59				1.59
Total	16.82	32.84	17.12	10.07	18.72	1.74				1.74

Natural Gas ($/MCF)
Consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85				2.85
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56				3.56
Total	4.72	3.90	3.87	3.36	3.96	2.99				2.99

Exploration Expenses ($ Millions)
Dry holes	271	157	148	565	1,141	180				180
Leasehold impairment	40	245	377	1,262	1,924	180				180
Total noncash expenses	311	402	525	1,827	3,065	360				360
Other (G&A, G&G and lease rentals)*	171	147	536	273	1,127	145				145
Total exploration expenses	482	549	1,061	2,100	4,192	505				505
*3Q 2015 includes Gulf of Mexico deepwater drillship termination expense.

U.S. exploration expenses	220	153	772	1,119	2,264	443				443
International exploration expenses	262	396	289	981	1,928	62				62

DD&A ($ Millions)
Alaska	140	158	183	199	680	207				207
Lower 48	952	1,073	1,062	1,142	4,229	1,048				1,048
Canada	199	217	200	168	784	191				191
Europe and North Africa	417	481	485	458	1,841	378				378
Asia Pacific and Middle East	399	374	313	387	1,473	399				399
Corporate and Other	24	26	28	28	106	24				24
Total DD&A	2,131	2,329	2,271	2,382	9,113	2,247				2,247

5 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	163	154	144	169	158	170				170
Lower 48	198	209	213	203	206	202				202
Canada	14	13	12	9	12	8				8
Norway	88	91	90	93	90	95				95
United Kingdom	32	29	26	33	30	30				30
Libya	-	-	-	-	-	-				-
Europe and North Africa	120	120	116	126	120	125				125
Australia/Timor-Leste	9	10	9	8	9	7				7
China	53	46	41	40	45	45				45
Indonesia	9	8	5	10	8	10				10
Malaysia	37	29	18	33	29	38				38
Equity affiliates	15	15	15	13	14	12				12
AP/ME	123	108	88	104	105	112				112
Equity affiliates	4	4	4	3	4	-				-
Other International	4	4	4	3	4	-				-
Total	622	608	577	614	605	617				617

NGL (MBD)
Alaska	14	13	10	14	13	14				14
Lower 48	93	97	95	93	94	86				86
Canada	25	26	27	25	26	25				25
Norway	3	2	3	3	3	3				3
United Kingdom	4	4	4	4	4	4				4
Europe and North Africa	7	6	7	7	7	7				7
Australia/Timor-Leste	6	7	6	5	6	4				4
Indonesia	3	3	3	2	3	3				3
Equity affiliates	7	8	8	7	7	7				7
AP/ME	16	18	17	14	16	14				14
Total	155	160	156	153	156	146				146

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27				27
Equity affiliates	144	126	145	137	138	139				139
Total	156	138	157	155	151	166				166

Natural Gas (MMCFD)
Alaska	52	41	34	41	42	38				38
Lower 48	1,505	1,501	1,457	1,426	1,472	1,216				1,216
Canada	736	768	712	643	715	566				566
Norway	163	143	142	165	153	174				174
United Kingdom	331	339	273	348	322	332				332
Libya	-	1	-	1	1	1				1
Europe and North Africa	494	483	415	514	476	507				507
Australia/Timor-Leste	276	294	282	297	288	309				309
China	3	3	1	1	2	1				1
Indonesia	430	417	408	431	421	445				445
Malaysia	2	7	7	9	6	14				14
Equity affiliates	561	622	668	700	638	799				799
AP/ME	1,272	1,343	1,366	1,438	1,355	1,568				1,568
Total	4,059	4,136	3,984	4,062	4,060	3,895				3,895

Total (MBOED)
Alaska	186	174	160	190	178	191				191
Lower 48	542	556	551	534	545	491				491
Consolidated operations	174	180	170	159	170	154				154
Equity affiliates	144	126	145	137	138	139				139
Canada	318	306	315	296	308	293				293
Norway	118	117	117	123	119	127				127
United Kingdom	91	89	75	95	88	89				89
Libya	-	-	-	-	-	-				-
Europe and North Africa	209	206	192	218	207	216				216
Australia/Timor-Leste	61	66	62	63	63	63				63
China	54	46	41	40	45	45				45
Indonesia	84	80	76	84	81	87				87
Malaysia	37	30	19	35	30	40				40
Equity affiliates	115	127	134	136	128	152				152
AP/ME	351	349	332	358	347	387				387
Equity affiliates	4	4	4	3	4	-				-
Other International	4	4	4	3	4	-				-
Total	1,610	1,595	1,554	1,599	1,589	1,578				1,578

6 of 8

			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	50.74	61.51	50.48	43.73	51.61	32.54				32.54
Lower 48	40.77	52.01	41.56	35.89	42.62	27.04				27.04
Canada	37.12	46.58	38.44	34.58	39.52	26.11				26.11
Norway	55.72	62.39	50.56	43.28	53.29	35.15				35.15
United Kingdom	52.24	62.15	46.85	45.86	51.19	36.19				36.19
Libya	-	-	-	60.79	60.79	-				-
Europe and North Africa	54.30	62.35	49.86	44.01	52.75	35.47				35.47
Australia/Timor-Leste	50.58	60.38	50.45	42.11	51.41	36.86				36.86
China	48.99	57.26	43.31	36.27	46.54	27.29				27.29
Indonesia	43.64	61.28	36.15	38.77	45.40	32.70				32.70
Malaysia	56.33	65.51	52.84	44.95	55.23	37.87				37.87
AP/ME	51.20	60.55	46.81	39.57	49.70	33.11				33.11
Total consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43				31.43
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50				33.50
Total	48.05	58.00	46.41	40.35	48.26	31.47				31.47

NGL ($/BBL)
Consolidated operations
Lower 48	15.55	15.29	12.55	12.67	14.01	9.45				9.45
Canada	18.28	19.23	14.50	16.14	17.02	11.69				11.69
Norway	30.43	28.66	21.25	25.05	26.56	17.32				17.32
United Kingdom	29.69	30.90	26.72	26.75	28.29	19.65				19.65
Europe and North Africa	29.90	29.54	24.74	26.08	27.56	18.78				18.78
Australia/Timor-Leste	41.63	40.95	32.53	36.19	38.38	28.94				28.94
Indonesia	39.31	38.95	31.89	37.09	36.62	25.46				25.46
AP/ME	40.90	40.35	32.26	36.50	37.78	27.62				27.62
Total consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47				11.47
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45				27.45
Total	19.60	19.62	15.54	16.42	17.79	12.30				12.30

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54				2.54
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59				1.59
Total	16.82	32.84	17.12	10.07	18.72	1.74				1.74

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.29	4.50	4.26	4.25	4.33	4.84				4.84
Lower 48	2.60	2.38	2.65	2.09	2.43	1.80				1.80
Canada	2.21	1.88	1.94	1.58	1.91	1.20				1.20
Norway	7.67	6.84	6.79	5.18	6.59	4.03				4.03
United Kingdom	8.65	7.40	7.28	6.37	7.41	5.55				5.55
Libya	-	-	-	-	-	-				-
Europe and North Africa	8.33	7.23	7.11	5.99	7.14	5.03				5.03
Australia/Timor-Leste*	1.05	0.85	0.63	0.70	0.81	0.59				0.59
China	2.49	2.51	2.50	2.45	2.50	2.38				2.38
Indonesia	6.50	7.55	6.26	5.40	6.42	4.47				4.47
Malaysia	1.21	1.49	1.71	1.11	1.39	1.54				1.54
AP/ME	7.23	6.48	5.97	5.30	6.23	4.24				4.24
Total consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85				2.85
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56				3.56
Total	4.72	3.90	3.87	3.36	3.96	2.99				2.99
*Excludes transfers to Darwin LNG plant.

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			2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(249)	(132)	(338)	(90)	(809)	(273)				(273)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*	(155)	(161)	(176)	(26)	(518)	(222)				(222)
Corporate G&A expenses	(21)	(71)	(71)	(83)	(246)	(85)				(85)
Technology**	(16)	88	3	47	122	21				21
Other	(57)	12	(94)	(28)	(167)	13				13
Total	(249)	(132)	(338)	(90)	(809)	(273)				(273)
*4Q 2015 includes a $209 million tax benefit on interest expense, from prior years, as shown on page 3.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(296)	(307)	(305)	(306)	(1,214)	(321)				(321)
Capitalized interest	94	97	65	38	294	40				40
Interest revenue	12	13	6	5	36	8				8
Total	(190)	(197)	(234)	(263)	(884)	(273)				(273)

Debt
Total debt ($ Millions)	22,511	24,925	24,891	24,880	24,880	29,455				29,455
Debt-to-capital ratio (%)	31%	34%	36%	38%	38%	43%				43%

Equity ($ Millions)	49,008	48,969	44,555	40,082	40,082	39,407				39,407

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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